UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 12, 2011
Date of Report (Date of earliest event reported)
ARCLAND ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-10315	95-4091368

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

17101 Preston Road, Suite 210, Dallas, Texas	75248

(Address of principal executive offices)	(Zip Code)
214-774-4820
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01 Changes in Registrant's Certifying Accountant
9.01 Financial Statements and Exhibits
Signatures

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, the Company reports the following.

On April 11, 2011, the Audit Committee of the Company dismissed Whitley Penn LLP (“Whitley Penn”), its independent registered public accounting firm.  None of the reports of Whitley Penn on the registrant's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended July 31, 2008, 2009 and 2010 through April 11, 2011, the Company has not had any disagreements with Whitley Penn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Whitley Penn’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

The registrant has requested that Whitley Penn furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Immediately upon the Company’s receipt of a copy of the Whitley Penn response letter, the Company will amend this 8-K filing with the response letter attached thereto.

During the years ended July 31, 2009 and 2010 through April 11, 2011, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

New independent registered public accounting firm

On April 12, 2011, the accounting firm of M&K CPAS PLLC (“M&K ”) was engaged as the Registrant's new independent registered public accounting firm for the Company’s fiscal year ended July 31, 2008, 2009 and 2010. The Audit Committee recommended and the Board of Directors of the Company ratified the engagement of M&K on April 11, 2011.

During the three most recent fiscal years and through the Engagement Date, the Company has not consulted with M&K regarding either:

1.      the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.      any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)     Shell company transactions.

Not applicable

(d)     Exhibits.

 None

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCLAND ENERGY CORPORATION
Date: April 12, 2011	By:	/s/ Rafael Pinedo
Rafael Pinedo
Chairman